UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 5, 2003

                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Commission File Number 0-24484



                                 MPS Group, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             Florida                                     59-3116655
  ---------------------------------                -----------------------
      (State or other jurisdiction                    (I.R.S. Employer
  of incorporation or organization)                 Identification No.)


                1 Independent Drive, Jacksonville, Florida 32202
 -------------------------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (904) 360-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.    Other Events
           ------------

On February 5, 2003, MPS Group, Inc. released a press release announcing financial results for the three and twelve months ended December 31, 2002. A copy of the press release is attached as exhibit 99.1 herein.



Item 7.    Financial Statements, Pro Forma Information and Exhibits
           --------------------------------------------------------

           (c)        Exhibits.

           Exhibit 99.1   Registrant's press release dated February 5, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MPS Group, Inc.

Date:  February 5, 2003



                                               /s/ Robert P. Crouch
                                               ---------------------------------
                                               Robert P. Crouch
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer